Exhibit 10.1

AMENDMENT NO. 1 TO SETTLEMENT AGREEMENT

AMENDMENT NO. 1 dated as of July 2, 2010 (this “Amendment”), to the SETTLEMENT AGREEMENT dated as of May 19, 2010 (the “Settlement Agreement”), by and between MASTERCARD INTERNATIONAL INCORPORATED, a Delaware corporation (“MasterCard”), and HEARTLAND PAYMENT SYSTEMS, INC., a Delaware corporation (“HPS”). Terms defined in the Settlement Agreement and not otherwise defined herein are used herein as so defined. The Settlement Agreement as amended by this Amendment is herein called the “Amended Settlement Agreement.”

1. Notwithstanding anything to the contrary in Section 4.2 of the Settlement Agreement, HPS and MasterCard hereby agree that, if the Unsatisfied Threshold Event shall not have occurred or if the Opt-In Threshold Condition shall have been waived as provided in Section 4.1, MasterCard shall deliver (as provided in clause (a), (b) or (d) of Section 10.1) to HPS no later than 5:00 p.m., Eastern time on July 9, 2010 the Alternative Recovery Acceptance Report.

2. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute but one and the same instrument. A facsimile signature shall be deemed an original for purposes of this Amendment. This Amendment will become effective when it has been duly executed and delivered by each of the parties hereto.

3. Except to the extent specifically amended by this Amendment, the Settlement Agreement shall remain unmodified, and the Amended Settlement Agreement is hereby confirmed as being in full force and effect.

IN WITNESS WHEREOF, each of the undersigned has executed this Settlement Agreement as an agreement under seal as of the date first above written.

MASTERCARD INTERNATIONAL INCORPORATED

/s/ Wendy Murdock
Wendy Murdock
Chief Franchise Officer

HEARTLAND PAYMENT SYSTEMS, INC.

/s/ Charles H.N. Kallenbach
Charles H.N. Kallenbach
General Counsel and Chief Legal Officer